SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                     May 8, 2003


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 9.  REGULATION FD DISCLOSURE

         On May 8, 2003, The Procter & Gamble Company (the "Company") issued a news release with respect to restoring capability at the Company's Jackson, Tennessee plant that was hit by tornados earlier in the week. The Company is filing this 8-K pursuant to Regulation FD.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/SHARON E. ABRAMS
                                       ------------------------------------
                                       Sharon E. Abrams, Secretary
                                       May 8, 2003




                                     Exhibit

99.  News Release by The Procter & Gamble Company dated May 8, 2003.